Exhibit 24.1

POWERS OF ATTORNEY OF DIRECTORS OF THE REGISTRANT

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Jerome F. Tater	Date: January 22, 2002

Name: Jerome F. Tater
Chairman

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ John G. Breen	Date: January 22, 2002

Name: John G. Breen

Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Michael E. Campbell	Date: January 22, 2002

Name: Michael E. Campbell
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Thomas W. Cole, Jr.	Date: January 22, 2002

Name: Thomas W. Cole, Jr.
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Duane E. Collins	Date: January 22, 2002

Name: Duane E. Collins
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ William W. Hoglund	Date: January 22, 2002

Name: William W. Hoglund
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ James G. Kaiser	Date: January 22, 2002

Name: James G. Kaiser
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Richard B. Kelson	Date: January 22, 2002

Name: Richard B. Kelson
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ John A. Krol	Date: January 22, 2002

Name: John A. Krol
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Susan J. Kropf	Date: January 22, 2002

Name: Susan J. Kropf
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Douglas S. Luke	Date: January 22, 2002

Name: Douglas S. Luke
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Robert C. McCormack	Date: January 22, 2002

Name: Robert C. McCormack
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Lee J. Styslinger	Date: January 22, 2002

Name: Lee J. Styslinger, Jr.
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ Jane L. Warner	Date: January 22, 2002

Name: Jane L. Warner
Director

POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints John A. Luke, Jr., Wendell L. Willkie, II, Karen R. Osar, and John W. Hetherington, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, on or about the time of the merger of Westvaco Corporation and Mead Corporation, the following registration statements to be filed by MeadWestvaco Corporation for the registration of shares of MeadWestvaco common stock (“Common Stock”) and/or plan participation interests in connection with various employee benefit plans of Westvaco Corporation and Mead Corporation, and any and all amendments thereto, including post-effective amendments:

     (1)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the following plans:

i.	the Mead 1991 Stock Option Plan;
ii.	the Mead 1996 Stock Option Plan;
iii.	the Westvaco 1983 Stock Option and Stock Appreciation Rights Plan;
iv.	the Westvaco 1988 Stock Option and Stock Appreciation Rights Plan;
v.	the Westvaco 1995 Salaried Employee Stock Incentive Plan;
vi.	the Westvaco 1995 Non-Employee Director Stock Incentive Plan; and
vii.	the Westvaco 1999 Salaried Employee Stock Incentive Plan;

     (2)  a Registration Statement on Form S-8 for the registration of shares of Common Stock to be issued under the Mead Employee Stock Purchase Plan;

     (3)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Mead 401(k) Plan;

     (4)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Hourly Paid Employees; and

     (5)  a Registration Statement on Form S-8 for the registration of shares of Common Stock and plan participation interests to be issued under the Westvaco Savings Plan for Salaried Employees;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, and other governmental authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ J. Lawrence Wilson	Date: January 22, 2002

Name: J. Lawrence Wilson
Director